Regulatory Assets And Liabilities	12 Months Ended
Dec. 31, 2011
Regulatory Assets And Liabilities [Abstract]
Regulatory Assets And Liabilities

Note 6 – Regulatory Assets and Liabilities

The regulatory assets represent costs that are expected to be fully recovered from customers in future rates while regulatory liabilities represent amounts that are expected to be refunded to customers in future rates or amounts recovered from customers in advance of incurring the costs. Except for income taxes, regulatory assets and regulatory liabilities are excluded from the Company's rate base and do not earn a return. The components of regulatory assets and regulatory liabilities are as follows:

	December 31,		December 31,
	2011		2010
	Regulatory Regulatory		Regulatory Regulatory
	Assets	Liabilities	Assets	Liabilities

Income taxes	$105,070	$1,881	$78,203	$1,928
Utility plant retirement costs	21,975	16,828	27,720	14,969
Postretirement benefits	132,038	25,365	93,338	18,009
Water tank painting	4,653	-	4,731	-
Fair value adjustment of long-term
debt assumed in acquisition	1,540	162	1,751	236
Rate case filing expenses & other	11,412	3,352	11,633	779
	276,688	47,588	217,376	35,921
Less discontinued operations	34,396	6,244	29,399	2,490
	$242,292	$41,344	$187,977	$33,431

Items giving rise to deferred state income taxes, as well as a portion of deferred Federal income taxes related to certain differences between tax and book depreciation expense, are recognized in the rate setting process on a cash or flow-through basis and will be recovered as they reverse.

The regulatory asset for utility plant retirement costs, including cost of removal, represents costs already incurred that are expected to be recovered in future rates over a five year recovery period. The regulatory liability for utility plant retirement costs represents amounts recovered through rates during the life of the associated asset and before the costs are incurred.

Post-retirement benefits include pension and other post-retirement benefits. A regulatory asset has been recorded at December 31, 2011 and 2010 for the costs that would otherwise be charged to stockholders' equity for the underfunded status of the Company's pension and other post-retirement benefit plans. The regulatory asset related to pension costs includes deferred net pension expense in excess of amounts funded which the Company believes will be recoverable in future years as pension funding is required. The regulatory asset related to post-retirement benefits other than pensions represents costs that were deferred between the time that the accrual method of accounting for these benefits was adopted in 1993 and the recognition of the accrual method in the Company's rates as prescribed in subsequent rate filings. Amortization of the amount deferred for post-retirement benefits other than pensions began in 1994 and is currently being recovered in rates.

Expenses associated with water tank painting are deferred and amortized over a period of time as approved in the regulatory process. Water tank painting costs are generally being amortized over a period ranging from 5 to 17 years.

The Company recorded a fair value adjustment for fixed rate, long-term debt assumed in acquisitions that matures in various years ranging from 2012 to 2035. The regulatory asset or liability results from the rate setting process continuing to recognize the historical interest cost of the assumed debt.

The regulatory asset related to rate case filing expenses represents the costs associated with filing for rate increases that are deferred and amortized over periods that generally range from one to five years. Other represents costs incurred by the Company for which it has received or expects to receive rate recovery.

The regulatory asset related to the costs incurred for information technology software projects and water main cleaning and relining projects are described in Note 1 – Summary of Significant Accounting Policies –Property, Plant and Equipment and Depreciation.